UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023 (May 15, 2023)

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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (562) 435-3666

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.
☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 15, 2023, Jim Woys and Mark Keim were each promoted to the position of senior executive vice president of Molina Healthcare, Inc. (the “Company”). Mr. Woys assumed the role of the Company’s chief operating officer, and Mr. Keim will continue as the Company’s chief financial officer with expanded operational and growth-related responsibilities.

Biographical and other information about Messrs. Woys and Keim required by Item 5.02(c) of Form 8-K is included in the Company’s proxy statement on Schedule 14A for its 2023 annual stockholders’ meeting filed with the Securities and Exchange Commission on March 20, 2023, and such information is hereby incorporated by reference into this Item 5.02. There were no changes to the compensation of Messrs. Woys and Keim incidental to their promotions.

A copy of the press release announcing the promotions of Messrs. Woys and Keim is included as Exhibit 99.1 to this report.  The information in the website cited in the press release is not part of this report.

Item 7.01.  Regulation FD Disclosure.

On May 15, 2023, the Company presented and webcast certain slides as part of the Company’s presentation at its Investor Day Conference, a copy of which slides is included as Exhibit 99.2 to this report. The Company’s presentation included forward looking statements regarding, without limitation, the Company’s growth strategy and long-term outlook, the realization of embedded earnings, the achievement of future premium targets, the expected sustaining of the Company’s profit margins, future RFPs, the Company’s mergers and acquisitions pipeline, future Medicaid rates and carve-ins, the Company’s 2023 guidance, Medicaid redeterminations or reverifications, and the Company’s general business plans. Listeners and readers are cautioned not to place undue reliance on any of the Company’s forward-looking statements, as forward-looking statements are not guarantees of future performance and the Company’s actual results may differ materially due to numerous known and unknown risks and uncertainties. Those risks and uncertainties include, but are not limited to, the risk factors identified in the section titled “Risk Factors” in the Company’s 2022 Annual Report on Form 10-K.

An audio and slide replay of the live webcast of the Company’s Investor Day presentation will be available for 30 days from the date of the presentation at the Company’s website, www.molinahealthcare.com. The information contained in such websites is not part of this report.

Note: The information in Item 7.01 of this Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit No.	Description
99.1	Press release of Molina Healthcare, Inc. issued May 16, 2023 announcing promotion of two senior executives
99.2	Slide presentation given at the Investor Day Conference of Molina Healthcare, Inc. on May 15, 2023
104	Cover page information from Molina Healthcare, Inc.’s Current Report on Form 8-K filed on May 16, 2023 formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: May 16, 2023	By:	/s/ Jeff D. Barlow
Jeff D. Barlow, Chief Legal Officer and Secretary